Exhibit 99.1

BBVA Compass originates more than $16.4 billion of new loans
BBVA Compass Bancshares, Inc. reports earnings for full-year 2013 of $418 million

◦	Total loans end year at $50.8 billion, up 12 percent from prior year levels

◦	Total deposits increase to $54.4 billion; led by a 7 percent increase in noninterest bearing deposits

◦	Sound risk profile further strengthened; nonperforming asset ratio drops to 1.09 percent from 2.07 percent, net charge-off ratio declines to 0.44 percent

◦	Capital position remains strong; regulatory capital ratios continue to significantly exceed “well-capitalized” guidelines

HOUSTON, Feb 4, 2014 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder for full-year 2013 of $418 million compared to $477 million for 2012. Return on average assets and return on average tangible equity for full-year 2013 were 0.60 percent and 6.77 percent, respectively.

“Despite the headwinds caused by the prolonged low interest-rate environment, BBVA Compass delivered robust balance sheet growth,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Total loans increased 12 percent as we originated more than $16.4 billion of new loans for our customers. Deposit growth was also solid, led by a 7 percent increase in noninterest bearing deposits.”

Sánchez said the growth did not come at the expense of maintaining a sound risk profile, as key credit quality metrics showed marked improvement. The nonperforming asset ratio dropped to 1.09 percent from 2.07 percent at year-end 2012. At the same time, net charge-offs as a percentage of average loans decreased to 0.44 percent compared to 0.63 percent in 2012.

“Equally important, BBVA Compass achieved these results while significantly upgrading our technology platform and digital distribution channels,” Sánchez said. “As economic conditions continue to improve, we believe BBVA Compass is well-positioned given our ability to provide our customers with real-time banking, our capacity to quickly respond with products designed to meet the evolving needs of our customers and our complete line of mobile banking apps.”

On November 22, 2013, BBVA Compass filed a Registration Statement on Form 10 with the United States Securities and Exchange Commission (SEC). An amended Form 10 was subsequently filed with the SEC on January 21, 2014. The Registration Statement on Form 10, as amended, is available through the public website of the SEC at www.sec.gov. Additional financial information on BBVA Compass can be found on our website at www.bbvacompass.com, under the About BBVA Compass tab, by clicking on Investor Relations.

Contact details:
Jena Moreno	Ed Bilek
Corporate Communications	Investor Relations
Tel. 713.831.5867	Tel. 205.297.3331
jena.moreno@bbvacompass.com	ed.bilek@bbvacompass.com

About BBVA Group

North America
- Mexico
- USA
South America
- Argentina
- Bolivia
- Brazil
- Chile
- Colombia
- Paraguay
- Peru
- Uruguay
- Venezuela
Europe
- Belgium
- France
- Germany
- Italy
- Portugal
- Russia
- Spain
- Switzerland
- Turkey
- U.K.
Asia - Pacific
- Abu Dhabi, U.A.E.
- Australia
- China
- Hong Kong
- India
- Japan
- Singapore
- South Korea
- Taiwan

826 Billion USD In Assets

50 Million Customers

30 Countries

7,512 Branches

20,415 ATMs

109,305 Employees

BBVA Compass Bancshares, Inc., is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at www.bbva.com.

About BBVA Compass

BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose lead subsidiary, BBVA Compass, operates 685 branches, including 350 in Texas, 90 in Alabama, 78 in Arizona, 64 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration and was recently awarded the 2013 Celent Model Bank Award for its new core banking platform. Additional information about BBVA Compass can be found at www.bbvacompass.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Registration Statement on Form 10.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months			Year
	Ended December 31			Ended December 31
	2013	2012	% Change	2013	2012	% Change
EARNINGS SUMMARY
Net interest income	$507,509	$588,429	(14)%	$2,042,681	$2,229,982	(8)%
Noninterest income [a]	191,074	198,717	(4)	801,644	798,857	—
Total revenue [a]	698,583	787,146	(11)	2,844,325	3,028,839	(6)
Investment securities gain/(losses), net	(1,659)	4,915	(134)	31,371	12,832	144
Gain on prepayment of FHLB advances	—	(141)	(100)	21,775	38,359	(43)
Provision for loan losses	26,160	2,761	NM	107,546	29,471	265
Noninterest expense	576,671	645,314	(11)	2,199,175	2,351,847	(6)
Pretax income	94,093	143,845	(35)	590,750	698,712	(15)
Income tax expense	24,787	47,276	(48)	170,820	219,701	(22)
Net income	69,306	96,569	(28)	419,930	479,011	(12)
Net income attributable to noncontrolling interests	486	588	(17)	2,094	2,138	(2)
Net income attributable to shareholder	68,820	95,981	(28)	417,836	476,873	(12)

SELECTED RATIOS
Return on average assets	0.38	0.56		0.60	0.72
Return on average tangible equity [b]	6.77	8.40		6.77	8.40
Average common equity to average assets	15.94	16.10		16.12	16.41
Average loans to average total deposits	93.96	89.11		91.26	90.87
Tier I capital ratio	11.62	11.68		11.62	11.68
Total capital ratio	13.74	14.28		13.74	14.28
Leverage ratio	9.87	9.43		9.87	9.43

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Year			Ending Balance
	Ended December 31			Ended December 31			December 31
	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change
BALANCE SHEET HIGHLIGHTS
Total loans	$50,506,422	$45,188,234	12%	$47,959,849	$44,118,556	9%	$50,814,125	$45,333,608	12%
Total investment securities	9,921,999	9,577,602	4	10,100,601	9,792,547	3	9,832,281	9,496,359	4
Earning assets	60,532,456	54,877,571	10	58,197,813	54,008,583	8	60,726,001	54,956,584	10
Total assets	72,099,576	68,848,414	5	70,309,637	66,468,815	6	71,965,476	69,236,695	4
Noninterest bearing demand deposits	15,492,506	14,635,913	6	14,586,725	13,854,155	5	15,377,844	14,436,539	7
Interest bearing transaction accounts	26,298,335	23,965,650	10	25,961,989	23,243,133	12	26,969,845	24,990,104	8
Total transaction accounts	41,790,841	38,601,563	8	40,548,714	37,097,288	9	42,347,689	39,426,643	7
Total deposits	53,755,937	50,708,703	6	52,553,744	48,549,780	8	54,437,490	51,642,778	5
Shareholders' equity	11,491,753	11,082,098	4	11,337,388	10,906,123	4	11,487,759	11,083,573	4
[a] Excludes net loss on sales of investment securities and gain on prepayment of FHLB advances.
[b] Excludes amortization of intangibles, net of tax, and intangible assets.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year to Date
	2013				2012
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING ASSETS
Nonaccrual loans	$441,718	$543,902	$589,468	$683,684	$727,776
Loans 90 days or more past due, including TDRs	84,131	98,774	121,578	127,646	141,867
Total nonperforming loans	525,849	642,676	711,046	811,330	869,643
Other real estate, net	23,228	41,493	52,798	69,543	68,568
Other repossessed assets	3,360	3,896	3,224	4,511	3,890
Total nonperforming assets	$552,437	$688,065	$767,068	$885,384	$942,101

Renegotiated loans	208,391	225,961	243,009	246,712	243,082
Total nonperforming loans as a % of loans	1.03%	1.30%	1.49%	1.77%	1.92%
Total nonperforming assets as a % of loans and ORE	1.09%	1.39%	1.61%	1.93%	2.07%

	Three Months Ended
	2013				2012
	December 31	September 30	June 30	March 31	December 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$717,937	$723,511	$786,018	$802,853	$903,833
Net charge-offs (NCO)	43,378	43,108	86,744	36,450	103,741
Allowance transferred	—	—	—	—	—
Provision for loan losses	26,160	37,534	24,237	19,615	2,761
Balance at end of period	$700,719	$717,937	$723,511	$786,018	$802,853

Allowance for loan losses as a % of total loans	1.38%	1.45%	1.52%	1.72%	1.77%
Allowance for loan losses as a % of nonperforming loans [a]	133.25	111.71	101.75	96.88	92.32
Allowance for loan losses as a % of nonperforming assets	126.84	104.34	94.32	88.78	85.22

Annualized as a % of average loans:
NCO - QTD	0.34	0.35	0.74	0.32	0.91
NCO - YTD	0.44	0.47	0.54	0.32	0.63
[a] Includes loans held for sale that are on nonacrrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31
	2013			2012
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$50,506,422	$535,388	4.21%	$45,188,234	$611,602	5.37%
Investment securities held to maturity	1,535,107	10,720	2.77	1,506,190	10,432	2.75
Investment securities available for sale [a]	8,352,632	46,739	2.22	7,826,835	49,744	2.52
Other earning assets	104,035	615	2.35	111,735	674	2.39
Total earning assets [a]	60,498,196	593,462	3.89	54,632,994	672,452	4.88
Allowance for loan losses	(717,913)			(878,045)
Unrealized gain (loss) on securities available for sale	34,260			244,577
Other assets	12,285,033			14,848,888
	$72,099,576			$68,848,414

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$26,298,335	18,719	0.28	$23,965,650	23,334	0.39
Time deposits	4,023,853	10,931	1.08	3,979,043	10,239	1.02
Certificates of deposit of $100M or more [a]	7,941,243	22,229	1.11	8,128,097	20,801	1.02
Federal funds purchased and securities sold under agreement to repurchase	964,386	505	0.21	1,125,632	638	0.22
Other short-term borrowings	12,916	31	0.95	8,353	39	1.85
FHLB and other borrowings [a]	4,416,532	17,205	1.55	4,438,947	16,586	1.48
Total interest bearing liabilities [a]	43,657,265	69,620	0.63	41,645,722	71,637	0.68
Net interest spread		523,842	3.26%		600,815	4.20%
Noninterest bearing demand deposits	15,492,506			14,635,913
Other liabilities	1,458,052			1,484,681
Shareholders' equity	11,491,753			11,082,098
	$72,099,576			$68,848,414
Net yield on earning assets			3.44%			4.36%

Taxable equivalent adjustment:
Loans		11,114			7,920
Investment securities held to maturity		3,220			3,117
Investment securities available for sale		1,997			1,346
Other earning assets		2			4
Total taxable equivalent adjustment		16,333			12,387

Net interest income		$507,509			$588,428
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year Ended December 31
	2013			2012
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$47,959,849	$2,149,731	4.48%	$44,118,556	$2,268,077	5.14%
Investment securities held to maturity	1,539,945	43,467	2.82	1,416,202	40,828	2.88
Investment securities available for sale [a]	8,462,224	185,624	2.19	8,134,694	225,839	2.78
Other earning assets	137,363	3,171	2.31	97,480	2,629	2.70
Total earning assets [a]	58,099,381	2,381,993	4.10	53,766,932	2,537,373	4.72
Allowance for loan losses	(752,801)			(964,101)
Unrealized gain (loss) on securities available for sale	98,432			241,651
Other assets	12,864,625			13,424,333
	$70,309,637			$66,468,815

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$25,961,989	83,237	0.32	$23,243,133	78,183	0.34
Time deposits	4,072,550	43,902	1.08	3,890,096	40,022	1.03
Certificates of deposit of $100M or more [a]	7,932,480	84,961	1.07	7,562,396	74,439	0.98
Federal funds purchased and securities sold under agreement to repurchase	979,759	2,082	0.21	1,226,301	2,783	0.23
Other short-term borrowings	12,739	118	0.93	15,618	113	0.72
FHLB and other borrowings [a]	4,156,172	66,275	1.59	4,304,107	66,014	1.53
Total interest bearing liabilities [a]	43,115,689	280,575	0.65	40,241,651	261,554	0.65
Net interest spread		2,101,418	3.45%		2,275,819	4.07%
Noninterest bearing demand deposits	14,586,725			13,854,155
Other liabilities	1,269,835			1,466,886
Shareholders' equity	11,337,388			10,906,123
	$70,309,637			$66,468,815
Net yield on earning assets			3.62%			4.23%

Taxable equivalent adjustment:
Loans		38,571			28,916
Investment securities held to maturity		12,835			11,422
Investment securities available for sale		7,323			5,486
Other earning assets		8			13
Total taxable equivalent adjustment		58,737			45,837

Net interest income		$2,042,681			$2,229,982
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year			Three Months Ended
	Ended December 31			2013				2012
	2013	2012	% Change	December 31	September 30	June 30	March 31	December 31
NONINTEREST INCOME
Service charges on deposit accounts	$221,413	$254,675	(13)%	$56,812	$54,229	$54,884	$55,488	$61,507
Card and merchant processing fees	102,189	101,540	1	25,320	26,132	26,113	24,624	25,311
Insurance commissions	753	9,469	(92)	192	210	183	168	201
Retail investment sales	97,276	97,504	—	25,552	22,034	25,311	24,379	23,547
Asset management fees	40,939	37,848	8	9,796	10,438	10,636	10,069	9,384
Corporate and correspondent investment sales	35,674	38,014	(6)	8,720	8,011	9,547	9,396	13,487
Bank owned life insurance	17,747	20,335	(13)	4,846	4,222	4,274	4,405	4,877
Other income	285,653	239,472	19	59,836	85,709	77,108	63,000	60,403
	801,644	798,857	—	191,074	210,985	208,056	191,529	198,717
Investment securities gain/(losses), net	31,371	12,832	144	(1,659)	—	18,075	14,955	4,915
Gain on prepayment of FHLB advances	21,775	38,359	(43)	—	—	22,882	(1,107)	(141)
Total noninterest income	$854,790	$850,048	1	$189,415	$210,985	$249,013	$205,377	$203,491

NONINTEREST EXPENSE
Salaries and benefits	$1,005,244	$1,003,010	—	$261,643	$244,373	$247,905	$251,323	$247,318
FDIC indemnification expense	267,159	372,496	(28)	55,453	55,064	70,335	86,307	141,499
Equipment expense	208,059	173,459	20	59,070	50,483	50,891	47,615	51,536
Net occupancy expense	157,737	153,429	3	40,115	39,257	40,471	37,894	40,271
Professional services	191,402	176,266	9	58,204	44,195	49,729	39,274	54,997
Marketing expense	37,352	28,233	32	9,212	9,146	9,926	9,068	6,407
Communications expense	25,965	30,349	(14)	7,392	7,080	4,682	6,811	7,629
Amortization of intangibles	60,691	91,746	(34)	14,305	14,884	15,462	16,040	23,740
Other expense	245,566	322,859	(24)	71,277	57,657	65,299	51,333	71,917
Total noninterest expense	$2,199,175	$2,351,847	(6)	$576,671	$522,139	$554,700	$545,665	$645,314